                                  EXHIBIT 99.7

[LOGO OF POPULAR ABS, INC.(SM]                                  [LOGO OF FBR(R)]

                               POPULAR ABS 2005-1

LIBOR ASSUMPTION #1

                                  BREAKEVEN LOSSES
        ---------------------------------------------------------------------
                   50% Severity                        60% Severity
        ---------------------------------   ---------------------------------
                       Cumulative                          Cumulative
Class   Break CDR(1)    Losses(2)    WAL    Break CDR(1)    Losses(2)    WAL
-----   ------------   ----------   -----   ------------   ----------   -----
B-1             5.91         9.52%  10.90           4.87         9.69%  11.49
B-2             5.35         8.75%   9.20           4.43         8.92%   9.80
B-3             4.76         7.91%   8.06           3.95         8.07%   8.37
B-4             4.38         7.36%   4.11           3.65         7.52%   4.33

LIBOR ASSUMPTION #2

                                  BREAKEVEN LOSSES
        ---------------------------------------------------------------------
                   50% Severity                        60% Severity
        ---------------------------------   ---------------------------------
                       Cumulative                          Cumulative
Class   Break CDR(1)    Losses(2)    WAL    Break CDR(1)    Losses(2)    WAL
-----   ------------   ----------   -----   ------------   ----------   -----
B-1             5.35         8.75%   8.86           4.41         8.89%   9.07
B-2             4.84         8.03%   9.02           4.00         8.16%   9.15
B-3             4.12         6.98%   7.78           3.09         6.47%   5.34
B-4             3.80         6.50%   4.20           3.17         6.62%   4.45

LIBOR ASSUMPTION #3

                                  BREAKEVEN LOSSES
        ---------------------------------------------------------------------
                   50% Severity                        60% Severity
        ---------------------------------   ---------------------------------
                       Cumulative                          Cumulative
Class   Break CDR(1)    Losses(2)    WAL    Break CDR(1)    Losses(2)    WAL
-----   ------------   ----------   -----   ------------   ----------   -----
B-1             4.72         7.86%   8.73           3.88         7.94%   8.55
B-2             4.22         7.13%   8.58           3.47         7.19%   8.30
B-3             3.05         5.33%   5.41           2.54         5.41%   5.43
B-4             3.15         5.49%   4.30           2.62         5.57%   4.31

(1) The "Break CDR" is the CDR that creates first dollar of principal loss on the related bond.
(2) As a percentage of the Cut-Off Date balance of the Initial Mortgage Loans and Original Pre-Funded Amount.

ASSUMPTIONS:
LIBOR Assumption #1: Forward LIBOR + 100 bps over 8 quarters LIBOR Assumption #2: Forward LIBOR + 200 bps over 8 quarters LIBOR Assumption #3: Forward LIBOR + 300 bps over 8 quarters 12 Month Lag
Triggers per model
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans

DISCLAIMER

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.